UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2025 (May 6, 2025)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 2.02.     Results of Operations and Financial Condition.

On May 6, 2025, Synchronoss Technologies, Inc. (the “Company”) issued a press release (the “Press Release”) relating to its results of operations and financial condition for the quarter ended March 31, 2025. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Various statements to be made during the conference call concerning Synchronoss and its future expectations, plans and prospects constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, though not always made through the use of words or phrases such as “may,” “might,” “should,” “could,” “would,” “predict,” “will,” “seek,” “hope,” “estimate,” “project,” “projection,” “annualized,” “strive,” “goal,” “target,” “outlook,” “aim,” “expect,” “plan,” “anticipate,” “intends,” “believes,” “potential,” “likely” or “continue” or the negative of these terms or other similar expressions and are intended to identify forward-looking statements. These forward-looking statements are not historical facts and are based on current expectations and projections about future events and financial trends that management believes may affect the business, financial condition and results of operations, any of which, by their nature, are uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Except as otherwise indicated, these forward-looking statements speak only as of the date of the conference call and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s ability to sustain or increase revenue from its larger customers and generate revenue from new customers, the Company’s expectations regarding expenses and revenue, the sufficiency of the Company’s cash resources, the impact of legal proceedings involving the Company, the timing of the Company’s receipt of the federal tax refund, the impact of the national and global economic environments, including foreign currency exchange and tariffs, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the Securities ans Exchange Commission ("SEC") and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, expected to be filed with the SEC in the second quarter of 2025. The Company does not undertake any obligation to update any forward-looking statements made during the conference call as a result of new information, future events or otherwise.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description	Filed Herewith
99.1	Press Release of Synchronoss Technologies, Inc. announcing First Quarter 2025 results, dated May 6, 2025.	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2025

Synchronoss Technologies, Inc.
/s/ Jeffrey Miller
Name:	Jeffrey Miller
Title:	Chief Executive Officer
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